Shore Bancshares Reports First Quarter 2015 Financial Results

EASTON, Md., April 20, 2015 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $1.409 million or $0.11 per diluted common share for the first quarter of 2015, compared to net income of $1.226 million or $0.10 per diluted common share for the fourth quarter of 2014, and net income of $1.258 million or $0.15 per diluted common share for the first quarter of 2014.

When comparing the first quarter of 2015 to the fourth quarter of 2014, the primary reason for the improved results was a $614 thousand increase in noninterest income partially offset by a decrease in net interest income of $97 thousand and an increase in noninterest expense of $194 thousand. When comparing the first quarter of 2015 to the first quarter of 2014, the primary reasons for the improved results were increases in net interest income of $216 thousand and a decrease in provision for credit losses of $325 thousand. While noninterest income and noninterest expense decreased $703 thousand and $411 thousand during the first quarter of 2015 compared to the same period in 2014, the decreases were almost solely due to the sale of Tri-State General Insurance Agency, LTD ("Tri-State") in the second quarter of 2014 and the corresponding lack of insurance commissions and commission expense related to Tri-State in the 2015 period. Excluding the commission expense for the 2014 period, noninterest expense was relatively flat between the two periods, reflecting the Company's efforts to contain operating expenses and increase efficiency.

"We are pleased to report our continuing improved earnings over the linked quarter and the first quarter of 2014 and the addition of our new Dover Branch which opened on January 21, 2015," said Lloyd L. "Scott" Beatty, Jr., president and chief executive officer. "As we continue our focus on expanding our market share by enhancing our business relationships and offering an array of new products to our customers we expect a continued positive earnings trend throughout 2015.

Balance Sheet Review
Total assets were $1.094 billion at March 31, 2015, a $6.3 million, or less than 1%, decrease when compared to $1.100 billion at the end of 2014. The decrease in total assets included a decline in interest-bearing deposits with other banks of $20.1 million which was offset by the increase in gross loans of $10.9 million, or a 6% annualized growth for the period, and the increase in investment securities available for sale of $4 million. This transition of assets allowed the Company to increase its net interest margin to 3.43% for the quarter from 3.36% for the fourth quarter of 2014.

Total deposits decreased $8.2 million, or 1%, when compared to December 31, 2014. The decrease in total deposits was mainly due to declines in time deposits of $11.3 million and $4.7 million in money market and savings deposits, which were offset by an increase in non-interest bearing deposits of $7.7 million. Total stockholders' equity increased $2.3 million, or 1.6%, when compared to the end of 2014. At March 31, 2015, the ratio of total equity to total assets was 13.05% and the ratio of total tangible equity to total tangible assets was 11.98%.

Total assets at March 31, 2015 increased $44.6 million, or 4.3%, when compared to total assets at March 31, 2014. The increase in total assets was primarily due to leveraging the proceeds from the capital raise in the second quarter of 2014 to increase securities by $87.9 million and net loans by $20.2 million. These increases were offset by the decline in interest-bearing deposits with other banks of $61.4 million.

Review of Quarterly Financial Results
Net interest income was $8.5 million for the first quarter of 2015, compared to $8.6 million for the fourth quarter of 2014 and $8.3 million for the first quarter of 2014. The decrease in net interest income when compared to the fourth quarter of 2014 was primarily due to the downward re-pricing of loans which occurred in the first quarter of 2015. The lower yields were partially offset by an increase in volume on loans and investments and with lower volumes of and rates paid on time deposits. The Company's net interest margin improved by 8 basis points to 3.43% over the fourth quarter of 2014. The increase in net interest income when compared to the first quarter of 2014 was primarily due to higher volumes of investment securities as well as a lower cost of deposits, offset by lower rates paid on loans. The Company's net interest margin when compared to the first quarter of 2014 decreased 6 basis points to 3.43%, due to lower yields earned on loans, partially offset by lower volumes of and rates paid on time deposits.

The provision for credit losses was $650 thousand for the three months ended March 31, 2015. The comparable amounts were $650 thousand and $975 thousand for the three months ended December 31, 2014 and March 31, 2014, respectively. Although the provision for credit losses remained flat between the first quarter of 2015 and the fourth quarter of 2014, the amount of charge-offs decreased $1 million between the comparative quarters with the amount of gross loans increasing $10.9 million. The lower level of provision for credit losses when comparing the first quarter of 2015 to the first quarter of 2014 was primarily due to decreases in loan charge-offs and nonaccrual loans. Net charge-offs were $547 thousand for the first quarter of 2015, and $1.6 million for both the fourth and first quarters of 2014. The ratio of annualized net charge-offs to average loans was 0.31% for the first quarter of 2015, 0.88% for the fourth quarter of 2014 and 0.93% for the first quarter of 2014. The ratio of the allowance for credit losses to period-end loans at both March 31, 2015 and December 31, 2014 was 1.08% and 1.43% at March 31, 2014.

Nonperforming assets excluding troubled debt restructurings (TDRs) were $16.4 million at March 31, 2015, $17.2 million at December 31, 2014 and $23.9 million at March 31, 2014. Nonperforming assets including accruing TDRs at March 31, 2015 were $33.1 million, compared to $33.9 million at December 31, 2014 and $49.3 million at March 31, 2014. The decreases in nonperforming assets and TDRs are the result of the continued work out efforts and charge-offs period over period. At March 31, 2015, the ratio of nonaccrual loans to total assets was 1.18%, compared to 1.22% and 1.83% at December 31, 2014 and March 31, 2014, respectively. In addition, the ratio of accruing TDRs to total assets at both March 31, 2015 and December 31, 2014 was 1.52%, improving from 2.41% at March 31, 2014.

Total noninterest income for the first quarter of 2015 increased $614 thousand when compared to the fourth quarter of 2014 and decreased $703 thousand when compared to the first quarter of 2014. The increase from the fourth quarter of 2014 was the result of higher insurance agency commissions, mainly from contingency payments which are typically received in the first quarter of each year and are based on the prior year's performance. The decrease from the first quarter of 2014 was due to the loss of wholesale commission fees of $1.2 million resulting from the sale of Tri-State which was partially offset by an increase in retail insurance commissions of $418 thousand. In addition, service charges on deposit accounts and trust and investment fee income increased by $114 thousand in the aggregate.

Total noninterest expense for the first quarter of 2015 increased $194 thousand when compared to the fourth quarter of 2014 and decreased $411 thousand when compared to the first quarter of 2014. The increase in noninterest expense compared to the fourth quarter of 2014 was primarily due to higher costs associated with employee benefits of $200 thousand, which included higher insurance premiums for group insurance and federal unemployment insurance which is usually paid the first two quarters of the year. The decrease compared to the first quarter of 2014 was primarily the result of the sale of Tri-State which reduced insurance agency commission expense and general operating expenses by $1.1 million, offset by an increase in other noninterest expenses of $276 thousand which was primarily the result of increased professional fees and marketing expenses.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of two Maryland chartered commercial banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc.; and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name "Wye Financial & Trust". Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.		Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2015	2014	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 8,539	$ 8,323	2.6%
Provision for credit losses	650	975	(33.3)
Noninterest income	4,085	4,788	(14.7)
Noninterest expense	9,704	10,115	(4.1)
Income before income taxes	2,270	2,021	12.3
Income tax expense	861	763	12.8
Net income	$ 1,409	$ 1,258	12.0

Return on average assets	0.53%	0.49%	4	bp
Return on average equity	4.03	4.88	(85)
Return on average tangible equity (1)	4.50	5.97	(147)
Net interest margin	3.43	3.49	(6)
Efficiency ratio - GAAP	76.74	77.01	(27)
Efficiency ratio - Non-GAAP (1)	76.48	76.44	4

PER SHARE DATA
Basic net income per common share	$ 0.11	$ 0.15	(26.7)%
Diluted net income per common share	0.11	0.15	(26.7)
Dividends paid per common share	-	-
Book value per common share at period end	11.31	12.35	(8.4)
Tangible book value per common share at period end (1)	10.26	10.47	(2.0)
Market value at period end	9.18	9.51	(3.5)
Market range:
High	9.30	9.99	(6.9)
Low	9.03	9.00	0.3

AVERAGE BALANCE SHEET DATA
Loans	$ 714,780	$ 710,133	0.7%
Investment securities	244,300	155,556	57.0
Earning assets	1,013,490	966,304	4.9
Assets	1,087,401	1,044,568	4.1
Deposits	932,460	923,524	1.0
Stockholders' equity	141,884	104,462	35.8

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 547	$ 1,631	(66.5)%

Nonaccrual loans	$ 12,913	$ 19,156	(32.6)
Loans 90 days past due and still accruing	36	121	(70.2)
Other real estate owned	3,469	4,672	(25.7)
Total nonperforming assets	16,418	23,949	(31.4)
Accruing troubled debt restructurings (TDRs)	16,644	25,333	(34.3)
Total nonperforming assets and accruing TDRs	$ 33,062	$ 49,282	(32.9)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.05%	9.97%	308	bp
Period-end tangible equity to tangible assets (1)	11.98	8.58	340

Annualized net charge-offs to average loans	0.31	0.93	(62)

Allowance for credit losses as a percent of:
Period-end loans	1.08	1.43	(35)
Nonaccrual loans	60.39	52.56	783
Nonperforming assets	47.50	42.04	546
Accruing TDRs	46.85	39.75	710
Nonperforming assets and accruing TDRs	23.59	20.43	316

As a percent of total loans:
Nonaccrual loans	1.79	2.72	(93)
Accruing TDRs	2.31	3.60	(129)
Nonaccrual loans and accruing TDRs	4.10	6.32	(222)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.26	3.38	(112)
Nonperforming assets and accruing TDRs	4.56	6.96	(240)

As a percent of total assets:
Nonaccrual loans	1.18	1.83	(65)
Nonperforming assets	1.50	2.28	(78)
Accruing TDRs	1.52	2.41	(89)
Nonperforming assets and accruing TDRs	3.02	4.69	(167)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.					Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2015	March 31, 2015
	March 31,	December 31,	March 31,	compared to	compared to
	2015	2014	2014	December 31, 2014	March 31, 2014
ASSETS
Cash and due from banks	$ 24,319	$ 24,211	$ 22,668	0.4%	7.3%
Interest-bearing deposits with other banks	48,398	68,460	109,831	(29.3)	(55.9)
Federal funds sold	3,241	3,552	399	(8.8)	712.3
Investment securities available for sale (at fair value)	240,111	236,108	152,247	1.7	57.7
Investment securities held to maturity	4,515	4,630	5,074	(2.5)	(11.0)

Loans	721,605	710,746	703,637	1.5	2.6
Less: allowance for credit losses	(7,798)	(7,695)	(10,069)	1.3	(22.6)
Loans, net	713,807	703,051	693,568	1.5	2.9

Premises and equipment, net	16,728	16,275	15,108	2.8	10.7
Goodwill	11,931	11,931	12,454	-	(4.2)
Other intangible assets, net	1,297	1,331	3,446	(2.6)	(62.4)
Other real estate owned, net	3,469	3,691	4,672	(6.0)	(25.7)
Other assets	26,312	27,162	30,047	(3.1)	(12.4)

Total assets	$ 1,094,128	$ 1,100,402	$ 1,049,514	(0.6)	4.3

LIABILITIES
Noninterest-bearing deposits	$ 201,518	$ 193,814	$ 165,459	4.0	21.8
Interest-bearing deposits	739,256	755,190	763,985	(2.1)	(3.2)
Total deposits	940,774	949,004	929,444	(0.9)	1.2

Short-term borrowings	5,098	4,808	8,070	6.0	(36.8)
Accrued expenses and other liabilities	5,510	6,121	7,368	(10.0)	(25.2)
Total liabilities	951,382	959,933	944,882	(0.9)	0.7

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	126	126	85	-	48.2
Additional paid in capital	63,669	63,533	32,229	0.2	97.6
Retained earnings	77,903	76,494	72,702	1.8	7.2
Accumulated other comprehensive income (loss)	1,048	316	(384)	231.6	372.9
Total stockholders' equity	142,746	140,469	104,632	1.6	36.4

Total liabilities and stockholders' equity	$ 1,094,128	$ 1,100,402	$ 1,049,514	(0.6)	4.3

Period-end common shares outstanding	12,625	12,618	8,471	0.1	49.0
Book value per common share	$ 11.31	$ 11.13	$ 12.35	1.6	(8.4)

Shore Bancshares, Inc.			Page 6 of 11
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2015	2014	% Change
INTEREST INCOME
Interest and fees on loans	$ 8,491	$ 8,875	(4.3)%
Interest and dividends on investment securities:
Taxable	924	521	77.4
Tax-exempt	3	3	-
Interest on federal funds sold	1	-	-
Interest on deposits with other banks	26	56	(53.6)
Total interest income	9,445	9,455	(0.1)

INTEREST EXPENSE
Interest on deposits	901	1,127	(20.1)
Interest on short-term borrowings	5	5	-
Total interest expense	906	1,132	(20.0)

NET INTEREST INCOME	8,539	8,323	2.6
Provision for credit losses	650	975	(33.3)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	7,889	7,348	7.4

NONINTEREST INCOME
Service charges on deposit accounts	634	558	13.6
Trust and investment fee income	469	431	8.8
Insurance agency commissions	2,475	3,077	(19.6)
Other noninterest income	507	722	(29.8)
Total noninterest income	4,085	4,788	(14.7)

NONINTEREST EXPENSE
Salaries and wages	4,313	4,314	(0.0)
Employee benefits	1,156	1,182	(2.2)
Occupancy expense	626	627	(0.2)
Furniture and equipment expense	255	273	(6.6)
Data processing	783	760	3.0
Directors' fees	123	112	9.8
Amortization of intangible assets	33	74	(55.4)
Insurance agency commissions expense	-	512	(100.0)
FDIC insurance premium expense	384	458	(16.2)
Write-downs of other real estate owned	27	75	(64.0)
Other noninterest expenses	2,004	1,728	16.0
Total noninterest expense	9,704	10,115	(4.1)

Income before income taxes	2,270	2,021	12.3
Income tax expense	861	763	12.8

NET INCOME	$ 1,409	$ 1,258	12.0

Weighted average shares outstanding - basic	12,625	8,471	49.0
Weighted average shares outstanding - diluted	12,633	8,484	48.9

Basic net income per common share	$ 0.11	$ 0.15	(26.7)
Diluted net income per common share	0.11	0.15	(26.7)
Dividends paid per common share	-	-	-

Shore Bancshares, Inc.			Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2015		2014
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans	$ 714,780	4.83%	$ 710,133	5.08%
Investment securities
Taxable	243,869	1.52	155,123	1.34
Tax-exempt	431	4.19	433	4.19
Federal funds sold	2,801	0.09	1,708	0.05
Interest-bearing deposits	51,609	0.20	98,907	0.23
Total earning assets	1,013,490	3.79%	966,304	3.97%
Cash and due from banks	21,268		22,708
Other assets	60,611		66,203
Allowance for credit losses	(7,968)		(10,647)
Total assets	$ 1,087,401		$ 1,044,568

Interest-bearing liabilities
Demand deposits	$ 177,071	0.13%	$ 173,801	0.14%
Money market and savings deposits	237,755	0.14	222,378	0.12
Certificates of deposit $100,000 or more	156,154	1.00	178,792	1.13
Other time deposits	169,584	0.90	186,960	1.08
Interest-bearing deposits	740,564	0.49	761,931	0.60
Short-term borrowings	7,340	0.27	9,345	0.22
Total interest-bearing liabilities	747,904	0.49%	771,276	0.60%
Noninterest-bearing deposits	191,896		161,593
Accrued expenses and other liabilities	5,717		7,237
Stockholders' equity	141,884		104,462
Total liabilities and stockholders' equity	$ 1,087,401		$ 1,044,568

Net interest spread		3.30%		3.37%
Net interest margin		3.43%		3.49%

Shore Bancshares, Inc.						Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 15		1Q 15
	2015	2014	2014	2014	2014	compared to		compared to
	(1Q 15)	(4Q 14)	(3Q 14)	(2Q 14)	(1Q 14)	4Q 14		1Q 14
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 8,560	$ 8,659	$ 8,659	$ 8,469	$ 8,347	(1.1)%		2.6%
Less: Taxable-equivalent adjustment	21	23	23	22	24	(8.7)		(12.5)
Net interest income	8,539	8,636	8,636	8,447	8,323	(1.1)		2.6
Provision for credit losses	650	650	775	950	975	-		(33.3)
Noninterest income	4,085	3,471	3,994	4,528	4,788	17.7		(14.7)
Noninterest expense	9,704	9,510	9,819	9,917	10,115	2.0		(4.1)
Income before income taxes	2,270	1,947	2,036	2,108	2,021	16.6		12.3
Income tax expense	861	721	774	803	763	19.4		12.8
Net income	$ 1,409	$ 1,226	$ 1,262	$ 1,305	$ 1,258	14.9		12.0

Return on average assets	0.53%	0.44%	0.46%	0.50%	0.49%	9	bp	4	bp
Return on average equity	4.03	3.48	3.61	4.47	4.88	55		(85)
Return on average tangible equity (1)	4.50	3.91	4.06	5.28	5.97	59		(147)
Net interest margin	3.43	3.35	3.38	3.49	3.49	8		(6)
Efficiency ratio - GAAP	76.74	78.40	77.60	76.30	77.01	(166)		(27)
Efficiency ratio - Non-GAAP (1)	76.48	78.28	77.33	76.51	76.44	(180)		4

PER SHARE DATA
Basic net income per common share	$ 0.11	$ 0.10	$ 0.10	$ 0.13	$ 0.15	10.0%		(26.7)%
Diluted net income per common share	0.11	0.10	0.10	0.13	0.15	10.0		(26.7)
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	11.31	11.13	10.99	10.90	12.35	1.6		(8.4)
Tangible book value per common share at period end (1)	10.26	10.08	9.94	9.84	10.47	1.8		(2.0)
Market value at period end	9.18	9.34	9.00	9.01	9.51	(1.7)		(3.5)
Market range:
High	9.30	9.34	9.03	10.49	9.99	(0.4)		(6.9)
Low	9.03	9.34	8.96	8.57	9.00	(3.3)		0.3

AVERAGE BALANCE SHEET DATA
Loans	$ 714,780	$ 707,484	$ 705,637	$ 708,718	$ 710,133	1.0%		0.7%
Investment securities	244,300	232,803	221,537	183,559	155,556	4.9		57.0
Earning assets	1,013,490	1,026,061	1,015,767	972,976	966,304	(1.2)		4.9
Assets	1,087,401	1,103,355	1,093,103	1,048,592	1,044,568	(1.4)		4.1
Deposits	932,460	950,720	940,312	915,241	923,524	(1.9)		1.0
Stockholders' equity	141,884	139,676	138,615	117,089	104,462	1.6		35.8

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 547	$ 1,561	$ 1,245	$ 1,943	$ 1,631	(65.0)%		(66.5)%

Nonaccrual loans excluding nonaccrual loans held for sale (hfs)	$ 12,913	$ 13,467	$ 12,718	$ 15,176	$ 19,156	(4.1)		(32.6)
Loans 90 days past due and still accruing	36	87	-	5	121	(58.6)		(70.2)
Other real estate owned	3,469	3,691	4,799	4,201	4,672	(6.0)		(25.7)
Total nonperforming assets excluding nonaccrual loans hfs	16,418	17,245	17,517	19,382	23,949	(4.8)		(31.4)
Total nonperforming assets including nonaccrual loans hfs	$ 16,418	$ 17,245	$ 17,517	$ 19,382	$ 23,949	(4.8)		(31.4)

Accruing troubled debt restructurings (TDRs) excluding TDRs hfs	$ 16,644	$ 16,674	$ 25,246	$ 25,402	$ 25,333	(0.2)		(34.3)
Total accruing TDRs including TDRs hfs	$ 16,644	$ 16,674	$ 25,246	$ 25,402	$ 25,333	(0.2)		(34.3)

Total nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	$ 33,062	$ 33,919	$ 42,763	$ 44,784	$ 49,282	(2.5)		(32.9)
Total nonperforming assets and accruing TDRs including nonaccrual loans and TDRs hfs	$ 33,062	$ 33,919	$ 42,763	$ 44,784	$ 49,282	(2.5)		(32.9)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.05%	12.77%	12.65%	12.91%	9.97%	28	bp	308	bp
Period-end tangible equity to tangible assets (1)	11.98	11.70	11.58	11.81	8.58	28		340

Annualized net charge-offs to average loans	0.31	0.88	0.70	1.10	0.93	(57)		(62)

Allowance for credit losses as a percent of (including loans hfs):
Period-end loans	1.08	1.08	1.22	1.28	1.43	-		(35)
Nonaccrual loans	60.39	57.14	67.67	59.80	52.56	325		783
Nonperforming assets	47.50	44.62	49.13	46.83	42.04	288		546
Accruing TDRs	46.85	46.15	34.09	35.73	39.75	70		710
Nonperforming assets and accruing TDRs	23.59	22.69	20.12	20.27	20.43	90		316

As a percent of total loans (including loans hfs):
Nonaccrual loans	1.79	1.89	1.80	2.14	2.72	(10)		(93)
Accruing TDRs	2.31	2.35	3.58	3.58	3.60	(4)		(129)
Nonaccrual loans and accruing TDRs	4.10	4.24	5.38	5.72	6.32	(14)		(222)

As a percent of total loans+other real estate owned (including loans hfs):
Nonperforming assets	2.26	2.41	2.47	2.72	3.38	(15)		(112)
Nonperforming assets and accruing TDRs	4.56	4.75	6.02	6.27	6.96	(19)		(240)

As a percent of total assets (including loans hfs):
Nonaccrual loans	1.18	1.22	1.16	1.43	1.83	(4)		(65)
Nonperforming assets	1.50	1.57	1.60	1.82	2.28	(7)		(78)
Accruing TDRs	1.52	1.52	2.30	2.39	2.41	-		(89)
Nonperforming assets and accruing TDRs	3.02	3.09	3.90	4.21	4.69	(7)		(167)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.						Page 9 of 11
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						1Q 15	1Q 15
						compared to	compared to
	1Q 15	4Q 14	3Q 14	2Q 14	1Q 14	4Q 14	1Q 14
INTEREST INCOME
Interest and fees on loans	$ 8,491	$ 8,665	$ 8,788	$ 8,812	$ 8,875	(2.0)%	(4.3)%
Interest and dividends on investment securities:
Taxable	924	917	850	669	521	0.8	77.4
Tax-exempt	3	3	3	3	3	-	-
Interest on federal funds sold	1	-	1	-	-	-	-
Interest on deposits with other banks	26	40	44	39	56	(35.0)	(53.6)
Total interest income	9,445	9,625	9,686	9,523	9,455	(1.9)	(0.1)

INTEREST EXPENSE
Interest on deposits	901	985	1,046	1,071	1,127	(8.5)	(20.1)
Interest on short-term borrowings	5	4	4	5	5	25.0	-
Total interest expense	906	989	1,050	1,076	1,132	(8.4)	(20.0)

NET INTEREST INCOME	8,539	8,636	8,636	8,447	8,323	(1.1)	2.6
Provision for credit losses	650	650	775	950	975	-	(33.3)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	7,889	7,986	7,861	7,497	7,348	(1.2)	7.4

NONINTEREST INCOME
Service charges on deposit accounts	634	629	618	602	558	0.8	13.6
Trust and investment fee income	469	478	496	455	431	(1.9)	8.8
Investment securities gains	-	23	-	-	-	(100.0)	-
Insurance agency commissions	2,475	1,736	2,176	2,536	3,077	42.6	(19.6)
Other noninterest income	507	605	704	935	722	(16.2)	(29.8)
Total noninterest income	4,085	3,471	3,994	4,528	4,788	17.7	(14.7)

NONINTEREST EXPENSE
Salaries and wages	4,313	4,305	4,689	4,292	4,314	0.2	(0.0)
Employee benefits	1,156	956	934	1,020	1,182	20.9	(2.2)
Occupancy expense	626	570	565	577	627	9.8	(0.2)
Furniture and equipment expense	255	234	225	243	273	9.0	(6.6)
Data processing	783	766	741	739	760	2.2	3.0
Directors' fees	123	99	131	132	112	24.2	9.8
Amortization of intangible assets	33	33	34	60	74	-	(55.4)
Insurance agency commissions expense	-	-	-	394	512	-	(100.0)
FDIC insurance premium expense	384	402	399	377	458	(4.5)	(16.2)
Write-downs of other real estate owned	27	192	290	101	75	(85.9)	(64.0)
Other noninterest expenses	2,004	1,953	1,811	1,982	1,728	2.6	16.0
Total noninterest expense	9,704	9,510	9,819	9,917	10,115	2.0	(4.1)

Income before income taxes	2,270	1,947	2,036	2,108	2,021	16.6	12.3
Income tax expense	861	721	774	803	763	19.4	12.8

NET INCOME	$ 1,409	$ 1,226	$ 1,262	$ 1,305	$ 1,258	14.9	12.0

Weighted average shares outstanding - basic	12,625	12,617	12,615	10,013	8,471	0.1	49.0
Weighted average shares outstanding - diluted	12,633	12,626	12,625	10,024	8,484	0.1	48.9

Basic net income per common share	$ 0.11	$ 0.10	$ 0.10	$ 0.13	$ 0.15	10.0	(26.7)
Diluted net income per common share	0.11	0.10	0.10	0.13	0.15	10.0	(26.7)
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.											Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											1Q 15	1Q 15
											compared to	compared to
	1Q 15		4Q 14		3Q 14		2Q 14		1Q 14		4Q 14	1Q 14
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 714,780	4.83%	$ 707,484	4.87%	$ 705,637	4.95%	$ 708,718	5.00%	$ 710,133	5.08%	1.0%	0.7%
Investment securities
Taxable	243,869	1.52	232,371	1.58	221,105	1.54	183,128	1.46	155,123	1.34	4.9	57.2
Tax-exempt	431	4.19	432	4.19	432	4.19	431	4.22	433	4.19	(0.2)	(0.5)
Federal funds sold	2,801	0.09	2,962	0.07	1,378	0.06	1,476	0.05	1,708	0.05	(5.4)	64.0
Interest-bearing deposits	51,609	0.20	82,812	0.19	87,215	0.20	79,223	0.20	98,907	0.23	(37.7)	(47.8)
Total earning assets	1,013,490	3.79%	1,026,061	3.73%	1,015,767	3.79%	972,976	3.93%	966,304	3.97%	(1.2)	4.9
Cash and due from banks	21,268		24,329		24,445		20,376		22,708		(12.6)	(6.3)
Other assets	60,611		61,370		61,989		64,915		66,203		(1.2)	(8.4)
Allowance for credit losses	(7,968)		(8,405)		(9,098)		(9,675)		(10,647)		(5.2)	(25.2)
Total assets	$ 1,087,401		$ 1,103,355		$ 1,093,103		$ 1,048,592		$ 1,044,568		(1.4)	4.1

Interest-bearing liabilities
Demand deposits	$ 177,071	0.13%	$ 183,251	0.13%	$ 183,094	0.14%	$ 171,004	0.14%	$ 173,801	0.14%	(3.4)	1.9
Money market and savings deposits	237,755	0.14	233,441	0.12	225,670	0.12	220,850	0.12	222,378	0.12	1.8	6.9
Certificates of deposit $100,000 or more	156,154	1.00	163,813	1.06	166,806	1.11	171,830	1.11	178,792	1.13	(4.7)	(12.7)
Other time deposits	169,584	0.90	173,695	0.95	179,533	0.98	183,336	1.02	186,960	1.08	(2.4)	(9.3)
Interest-bearing deposits	740,564	0.49	754,200	0.52	755,103	0.55	747,020	0.58	761,931	0.60	(1.8)	(2.8)
Short-term borrowings	7,340	0.27	6,356	0.23	7,946	0.21	8,633	0.22	9,345	0.22	15.5	(21.5)
Total interest-bearing liabilities	747,904	0.49%	760,556	0.52%	763,049	0.55%	755,653	0.57%	771,276	0.60%	(1.7)	(3.0)
Noninterest-bearing deposits	191,896		196,520		185,209		168,221		161,593		(2.4)	18.8
Accrued expenses and other liabilities	5,717		6,603		6,230		7,629		7,237		(13.4)	(21.0)
Stockholders' equity	141,884		139,676		138,615		117,089		104,462		1.6	35.8
Total liabilities and stockholders' equity	$ 1,087,401		$ 1,103,355		$ 1,093,103		$ 1,048,592		$ 1,044,568		(1.4)	4.1

Net interest spread		3.30%		3.21%		3.24%		3.36%		3.37%
Net interest margin		3.43%		3.35%		3.38%		3.49%		3.49%

Shore Bancshares, Inc.					Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

	1Q 15	4Q 14	3Q 14	2Q 14	1Q 14

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 1,409	$ 1,226	$ 1,262	$ 1,305	$ 1,258
Net income - annualized (A)	$ 5,714	$ 4,864	$ 5,007	$ 5,234	$ 5,102

Net income, excluding net amortization of intangible assets	$ 1,429	$ 1,246	$ 1,283	$ 1,341	$ 1,303

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 5,795	$ 4,943	$ 5,090	$ 5,379	$ 5,284

Average stockholders' equity (C)	$ 141,884	$ 139,676	$ 138,615	$ 117,089	$ 104,462
Less: Average goodwill and other intangible assets	(13,248)	(13,281)	(13,315)	(15,295)	(15,945)
Average tangible equity (D)	$ 128,636	$ 126,395	$ 125,300	$ 101,794	$ 88,517

Return on average equity (GAAP) (A)/(C)	4.03%	3.48%	3.61%	4.47%	4.88%
Return on average tangible equity (Non-GAAP) (B)/(D)	4.50%	3.91%	4.06%	5.28%	5.97%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,704	$ 9,510	$ 9,819	$ 9,917	$ 10,115
Less: Amortization of intangible assets	(33)	(33)	(34)	(60)	(74)
Adjusted noninterest expense (F)	$ 9,671	$ 9,477	$ 9,785	$ 9,857	$ 10,041

Taxable-equivalent net interest income (G)	$ 8,560	$ 8,659	$ 8,659	$ 8,469	$ 8,347
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 8,560	$ 8,659	$ 8,659	$ 8,469	$ 8,347

Noninterest income (I)	$ 4,085	$ 3,471	$ 3,994	$ 4,528	$ 4,788
Less: Investment securities (gains)/losses	-	(23)	-	-	-
Other nonrecurring (gains)/losses	-	-	-	(114)	-
Adjusted noninterest income (J)	$ 4,085	$ 3,448	$ 3,994	$ 4,414	$ 4,788

Efficiency ratio (GAAP) (E)/(G)+(I)	76.74%	78.40%	77.60%	76.30%	77.01%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	76.48%	78.28%	77.33%	76.51%	76.44%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 142,746	$ 140,469	$ 138,674	$ 137,493	$ 104,632
Less: Goodwill and other intangible assets	(13,228)	(13,262)	(13,295)	(13,328)	(15,900)
Tangible equity (L)	$ 129,518	$ 127,207	$ 125,379	$ 124,165	$ 88,732

Shares outstanding (M)	12,625	12,618	12,615	12,615	8,471

Book value per common share (GAAP) (K)/(M)	$ 11.31	$ 11.13	$ 10.99	$ 10.90	$ 12.35
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.26	$ 10.08	$ 9.94	$ 9.84	$ 10.47

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 142,746	$ 140,469	$ 138,674	$ 137,493	$ 104,632
Less: Goodwill and other intangible assets	(13,228)	(13,262)	(13,295)	(13,328)	(15,900)
Tangible equity (O)	$ 129,518	$ 127,207	$ 125,379	$ 124,165	$ 88,732

Assets (P)	$ 1,094,128	$ 1,100,402	$ 1,096,285	$ 1,064,853	$ 1,049,514
Less: Goodwill and other intangible assets	(13,228)	(13,262)	(13,295)	(13,328)	(15,900)
Tangible assets (Q)	$ 1,080,900	$ 1,087,140	$ 1,082,990	$ 1,051,525	$ 1,033,614

Period-end equity/assets (GAAP) (N)/(P)	13.05%	12.77%	12.65%	12.91%	9.97%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	11.98%	11.70%	11.58%	11.81%	8.58%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800